EXHIBIT 99.1


                              In re: FASTNET Corp
                                    Debtors.

                                Case No. 03-23143

                        Reporting Period: October, 2003




            Privileged and Confidential Information may be Included


                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                                Case No. 03-23143
Debtors.                                                                                             Reporting Period: October, 2003

                                                      FASTNET Corp.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                                     --------------------
Signature of Debtor                                                                                             Date

---------------------------------------------------------------------------                                     --------------------
Signature of Joint Debtor                                                                                       Date

/s/ Ward Schultz                                                                                                      13-Apr-04
---------------------------------------------------------------------------                                     --------------------
Signature of Authorized Individual*                                                                             Date

Ward Schultz                                                                                        Chief Financial Officer
---------------------------------------------------------------------------                   --------------------------------------
Printed Name of Authorized Individual                                                                 Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
Debtors.                                         Reporting Period: October, 2003


                                  FASTNET CORP.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   1,153,389     $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------
Collection of Accounts Receivable                   1,840,689        9,104,587
--------------------------------------------------------------------------------
Asset Sale Proceeds                                                         --
--------------------------------------------------------------------------------
Other (Credit Card)                                   419,461        1,663,734
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                               $   2,260,150     $ 10,768,321
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                    $     604,825     $  3,041,889
--------------------------------------------------------------------------------
Travel and Entertainment                                5,620           56,483
--------------------------------------------------------------------------------
Insurance                                               6,406           95,356
--------------------------------------------------------------------------------
Utilities                                           1,096,628        5,824,929
--------------------------------------------------------------------------------
Occupancy                                             104,795          434,708
--------------------------------------------------------------------------------
Suppliers                                                  --               --
--------------------------------------------------------------------------------
G&A                                                   225,250          883,448
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                          $   2,043,524     $ 10,336,813
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                $     216,626     $    431,507
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   1,370,015     $  1,370,015
--------------------------------------------------------------------------------

* Ending Cash includes $313,397 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $  2,043,524
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $  2,043,524
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                                Case No. 03-23143
Debtors.                                                                                             Reporting Period: October, 2003

                                                      FASTNET Corp.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                   FIRST
                   UNION         WACHOVIA
                   OPERATING     CREDIT     SILICON                AMBLER    CORP                  PETTY
                   DIP           CARD       VALLEY     HSBC *      DEBIT     DEBIT     HUDSON      CASH      SOVEREIGN TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS           $812,483.84 $20,035.12 $41,491.43 $314,812.85 $1,553.21 $2,475.92 $168,455.49 $1,000.00 $7,708.00 $1,370,015.86

BANK BALANCE       $1,773,710.83 $       -- $23,276.48 $314,812.85 $1,553.21 $2,475.92 $168,455.49 $1,000.00 $7,708.00 $2,292,992.78
 Plus:
  Deposits
  In Transit                      20,933.64  18,214.95                                                                     39,148.59
 Less: Outstanding
  Checks              961,226.99     898.52                                                                               962,125.51
 Other: Adjustment
  (Attach                                                                                                                         --
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $  812,483.84 $20,035.12 $41,491.43 $314,812.85 $1,553.21 $2,475.92 $168,455.49 $1,000.00 $7,708.00 $1,370,015.86
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               Page 3

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
Debtors.                                         Reporting Period: October, 2003

                                  FASTNET CORP.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                     OCTOBER      FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $  2,334,221    $ 10,979,782
Cost of Sales                                         1,649,445       7,813,605
                                                   -----------------------------
  GROSS MARGIN                                     $    684,776    $  3,166,177

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $    136,883    $    745,310
  G&A Payroll Expenses                                  389,144       1,779,374
  Occupancy Expenses                                     40,249         257,770
  Bankruptcy Expenses                                   237,500       1,097,719
  General and Administrative Expenses                   218,006       2,517,867
  Depreciation and Amortization                         377,490       2,080,043
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $  1,399,272    $  8,478,084
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (714,496)   $ (5,311,907)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $      2,469    $    183,316
  Interest Income                                        (1,996)        (14,109)
  Other                                                                   1,499
  Impairment/Restructuring Charges                           --      17,053,482
                                                   -----------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES           $        473    $ 17,224,187

Provision for Income Taxes                                   --              --
                                                   -----------------------------
NET INCOME BEFORE REORGANIZATION ITEMS             $   (714,969)   $(22,536,095)
--------------------------------------------------------------------------------

REORGANIZATION ITEMS:
Professional Fees                                  $    237,500    $  1,086,469
U.S. Trustee Quarterly Fee                                               11,250
Interest Earned on Accumulated Cash from Ch. 11                              --
Gain (Loss) From Sale of Equipment                                           --
Gain on pre-petition real estate valuation                                   --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    237,500    $  1,097,719

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
Debtors.                                         Reporting Period: October, 2003

                                  FASTNET CORP.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                    OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  1,055,203
  Restricted Cash                                                       314,813

  Accounts Receivable                                                 7,780,860
  Less: Allowance for doubtful accounts                               2,905,560
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                           4,875,300

  Prepaid and Other Current Assets                                      444,803

  Property and Equipment, net                                         5,446,311
  Intangible Assets, net                                              1,678,837
  Other Assets                                                        1,547,229
                                                                   -------------
    TOTAL ASSETS                                                   $ 15,362,496
                                                                   -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    540,048
  Other Accrued Liabilities                                           3,063,363
  Deferred Revenue                                                    5,883,831
                                                                   -------------
                                                                      9,487,242

  Other Liabilities                                                      86,977
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    9,574,219

    DUE TO SUBSIDIARY                                                 8,526,297

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                        3,611,555
  Priority Debt                                                         297,686
  Unsecured Debt                                                     17,436,912
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   21,346,153

STOCKHOLDERS' EQUITY:
  Common Stock                                                       78,434,584
  Deferred Compensation                                                 (11,245)
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (101,004,380)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (24,084,173)

                                                                   -------------
                                                                   $ 15,362,496
--------------------------------------------------------------------------------

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                       Case No. 03-23143
Debtors.                                                                    Reporting Period: October, 2003

                                            FASTNET CORP.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-----------------------------------------------------------------------------------------------------------
                          BEGINNING    AMOUNT
                             TAX      WITHHELD      AMOUNT                           CHECK NO.   ENDING TAX
                          LIABILITY  OR ACCRUED      PAID            DATE PAID        OR EFT      LIABILITY
-----------------------------------------------------------------------------------------------------------
FEDERAL
===========================================================================================================
Withholding                $     --   $65,290.67   $ 65,290.67  10/9,10/23/03      EFT-ADP      $       --
-----------------------------------------------------------------------------------------------------------
FICA - Employee                  --    31,982.14     31,982.14  10/9,10/23/03      EFT-ADP              --
-----------------------------------------------------------------------------------------------------------
FICA - Employer           10,965.27    37,028.95     31,982.11  10/9,10/23/03      EFT-ADP        16,012.11
-----------------------------------------------------------------------------------------------------------
Unemployment                  26.37       101.65         85.35  10/9,10/23/03      EFT-ADP            42.67
-----------------------------------------------------------------------------------------------------------
Income                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other:                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $10,991.64   $134,403.41  $129,340.27                                 $ 16,054.78
-----------------------------------------------------------------------------------------------------------
STATE AND LOCAL
===========================================================================================================
Withholding              $  (282.64)  $ 20,490.21  $ 20,490.21  10/9,10/23/03      EFT-ADP     $   (282.64)
-----------------------------------------------------------------------------------------------------------
Sales                     13,932.85     10,990.14     9,113.05  10/13/2003        35871, 35875   15,709.94
-----------------------------------------------------------------------------------------------------------
Excise                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Unemployment                 384.97      1,301.45     1,153.26  10/9,10/23/03      EFT-ADP          533.16
-----------------------------------------------------------------------------------------------------------
Real Property                    --                                                                     --
-----------------------------------------------------------------------------------------------------------
Personal Property                --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other: OPT                    30.00         20.00        30.00  10/30/2003          36120            20.00
-----------------------------------------------------------------------------------------------------------
       State Corp                --                                                                     --
-----------------------------------------------------------------------------------------------------------
       Local                     --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $13,965.18  $ 32,801.80  $ 30,786.52                                  $ 15,980.46
-----------------------------------------------------------------------------------------------------------
TOTAL TAXES              $24,956.82  $167,205.21  $160,126.79                                  $ 32,035.24
-----------------------------------------------------------------------------------------------------------


                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              ----------------------------------------------------------------
                                                   0-30         31-60        61-90      OVER 90      TOTAL
--------------------------------------------------------------------------------------------------------------

Accounts Payable                              $ 360,397.34  $   6,300.14  $   916.09  $   916.09  $ 368,529.66
--------------------------------------------------------------------------------------------------------------
Wages Payable                                   304,588.35                                          304,588.35
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                    32,035.27                                           32,035.27
--------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                            7,898.12                                            7,898.12
--------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                          16,509.18                  7,615.20    8,212.39     32,336.77
--------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                   --
--------------------------------------------------------------------------------------------------------------
Professional Fees                                             131,283.00                            131,283.00
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                                                                                   --
--------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
--------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $721,428.26  $137,583.14  $   8,531.29  $ 9,128.48  $ 876,671.17
--------------------------------------------------------------------------------------------------------------
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                            Page 6

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
Debtors.                                         Reporting Period: October, 2003

                                  FASTNET CORP.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 7,854,988
+ Amounts billed during the period                                    2,740,933
- Amounts collected during the period                                (1,987,357)
+ Adjustments (Credit Memos, Debit Memos, journal entries)             (827,704)
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 7,780,860
------------------------------------------------------------------  ------------

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $ 1,796,469
31 - 60 days old                                                        818,283
61 - 90 days old                                                        147,007
91+ days old                                                          5,019,101
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             7,780,860
------------------------------------------------------------------  ------------
Amount considered uncollectable (Bad Debt)                           (2,905,560)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 4,875,300
------------------------------------------------------------------  ------------

Note: AR-ATHY, AR-Host Me, Collections & Legal reflected in 91+ days; all other adjs. under 0-30 days.



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
Debtors.                                      Reporting Period: October 31, 2003

                                  FASTNET CORP.
                        US TRUSTEE QUARTERLY FEE SCHEDULE
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------

                 TOTAL QUARTERLY DISBURSEMENTS             FEE SCHEDULE
================================================================================
             $       --             $    14,999.99         $    250.00
--------------------------------------------------------------------------------
                 15,000.00               74,999.99              500.00
--------------------------------------------------------------------------------
                 75,000.00              149,999.99              750.00
--------------------------------------------------------------------------------
                150,000.00              224,999.99            1,250.00
--------------------------------------------------------------------------------
                225,000.00              299,999.99            1,500.00
--------------------------------------------------------------------------------
                300,000.00              999,999.99            3,750.00
--------------------------------------------------------------------------------
              1,000,000.00            1,999,999.99            5,000.00
--------------------------------------------------------------------------------
              2,000,000.00            2,999,999.99            7,500.00
--------------------------------------------------------------------------------
              3,000,000.00            4,999,999.99            8,000.00
--------------------------------------------------------------------------------
              5,000,000.00                                   10,000.00
--------------------------------------------------------------------------------

* QUARTERLY FEES MUST BE MAILED WITH THE PROPER TRANSMITTAL FORM TO:
                              United States Trustee
                             Post Office Box 198246
                             Atlanta, Georgia 30384

                                   UNITED STATES BANKRUPTCY COURT
                                  EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                       Case No. 03-23143
       ------------                                                                         Reporting Period: October, 2003
Debtors.

                                                 FASTNET CORP.
                                                  CHECK LIST
                                              ($ IN REAL NUMBERS)

---------------------------------------------------------------------------------------------------------------------------
       CONTACT INFO.                                 TASK                                        STATUS
---------------------------------------------------------------------------------------------------------------------------
                 PHONE                                             Unpaid
 PERSON / TITLE  NUMBER        CashRcDs   BnkRec   SO    BS   PPT    PPD    AR   DQ            Notes / Comments
===========================================================================================================================
Liz Wildman      610-266-6700     x         x       x     x    x     x       x    x
                 ext:2014
